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                                                                EXHIBIT 14(i)



                        INDEPENDENT AUDITORS' CONSENT



The Board of Trustees
  of The Cardinal Group:



We consent to use of our report dated February 13, 1998, and incorporated by reference herein, and to the reference to our firm under the heading "Financial Statements" in the Combined Proxy Statement/Prospectus.



                                       /s/ KPMG Peat Marwick LLP

Columbus, Ohio
May 26, 1998